PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2020	2021
	RMB	RMB
Office facilities	4,864	5,260
Software	15,871	18,720
Computer equipment	10,492	15,551
Vehicles	1,186	1,873
Leasehold improvement	46,513	55,548
Total cost	78,926	96,952
Less: Accumulated depreciation	(39,286)	(59,397)
Property and equipment, net	39,640	37,555